Exhibit 10.10

ADDENDUM TO

ENNIS BUSINESS FORMS, INC.

UPS GROUND, AIR AND SONICAIR INCENTIVE PROGRAM

CARRIER AGGREEMENT

Ennis Business Forms, Inc. (Customer) and United Parcel Service, Inc., an Ohio Corporation, (UPS) hereby agree that the UPS Ground, Air, and Sonicair Incentive Program Carrier Agreement, effective March 10, 2003, is amended as follows:

The following is made part of the original agreement:

The term of this Agreement will continue for

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission].

Attachment C, paragraph three (3) is modified as follows:

3.	With respect to Prepaid Outbound and Freight Collect Commercial Ground packages, UPS agrees to grant the Customer the following discounts from the published UPS Commercial Ground Service Rate Chart in effect at the time of shipping. The discounts do not apply to Third Party Shipments.

Prepaid Outbound and Freight Collect Commercial Ground

Weight	Zone 2	Zone 3	Zone 4	Zone 5	Zone 6	Zone 7	Zone 8
1 to 5	CONFIDENTIAL TREATMENT
6 to 15	***** [Deleted pursuant to a request for Confidential Treatment to be filed
16 to 69	separately with the Securities and Exchange Commission]

An additional discount from the published UPS Commercial Ground Service Rates in effect at the time of shipping may apply based on the revenue tier on Attachment D.

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

Paragraph	five (5) is modified with the addition of the following:

5.	With respect to Prepaid Outbound and Freight Collect Commercial Air letters and packages and Prepaid Residential Air letters and packages, UPS agrees to grant the Customer the following discounts from the UPS published Air Service Rates in effect at the time of shipping. The discounts do not apply to Commercial Third Party shipments and Residential shipments billed Freight Collect and Third Party.

Cell by Cell Incentive Structure for Each Prepaid Outbound and Freight Collect Commercial and Prepaid

Outbound Residential Package

NEXT DAY AIR SERVICE

Weight	102	103	104	105	106	107	108
Letter
1-5 lbs.	CONFIDENTIAL TREATMENT
6-25 lbs.	*****[Deleted pursuant to a request for Confidential Treatment to be filed
26-50 lbs.	separately with the Securities and Exchange Commission]
51-150 lbs.

NEXT DAY AIR SAVER SERVICE

Weight	132	133	134	135	136	137	138
Letter
1-5 lbs.	CONFIDENTIAL TREATMENT
6-25 lbs.	*****[Deleted pursuant to a request for Confidential Treatment to be filed
26-50 lbs.	separately with the Securities and Exchange Commission]
51-150 lbs.

SECOND DAY AIR SERVICE

Weight	202	203	204	205	206	207	208
Letter
1-5 lbs.	CONFIDENTIAL TREATMENT
6-25 lbs.	*****[Deleted pursuant to a request for Confidential Treatment to be filed
26-50 lbs.	separately with the Securities and Exchange Commission]
51-150 lbs.

An additional discount from the published UPS Air Rates in effect at the time of shipping may apply based on the revenue tier on Attachment D.

In consideration of the above incentive matrix on Attachment D, a minimum net package charge equal to

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

will apply to all UPS Second Day Air Commercial packages.

In consideration of the above incentive matrix on Attachment D, a minimum net package charge equal to

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

will apply to all UPS Second Day Air Residential packages.

In consideration of the above incentive matrix on Attachment D, a minimum net package charge equal to

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

will apply to all UPS Three Day Select Commercial packages.

In consideration of the above incentive matrix on Attachment D, a minimum net package charge equal to

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

will apply to all UPS Three Day Select Residential packages.

Attachment	D is modified as follows.

ATTACHMENT D

ENNIS BUSINESS FORMS

PREPAID OUTBOUND AND FREIGHT COLLECT COMMERCIAL GROUND AND AIR DISCOUNTS

PREPAID RESIDENTIAL GROUND AND AIR DISCOUNTS

	UPS Commercial Next Day Air Letter	UPS Commercial Next Day Air Package	UPS Commercial Next Day Air Saver Letter	UPS Commercial Next Day Air Saver Package	UPS Commercial Second Day Air Letter	UPS Commercial Second Day Air Package	UPS Commercial Three Day Select Package	UPS Commercial Ground Package
Average Weekly Gross Revenue*	Zones
	102-108	102-108	132-138	132-138	202-208	202-208	302-308	2-8
CONFIDENTIAL TREATMENT *****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

	UPS Residential Next Day Air Letter	UPS Residential Next Day Air Package	UPS Residential Next Day Air Saver Letter	UPS Residential Next Day Air Saver Package	UPS Residential Second Day Air Letter	UPS Residential Second Day Air Package	UPS Residential Three Day Select Package	UPS Residential Ground Package
Average Weekly Gross Revenue*	Zones
	102-108	102-108	132-138	132-138	202-208	202-208	302-308	2-8
CONFIDENTIAL TREATMENT *****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

*	The following products will be used to determine the above Average Weekly Gross Revenue tier: Prepaid, Freight Collect, and Third Party Billing for UPS Next Day Air Early A.M. Letters and Packages; UPS Next Day Air Letters and Packages; UPS Next Day Air Hundredweight; UPS Next Day Air Saver Letters and Packages; UPS Next Day Air Saver Hundredweight; UPS Second Day Air A.M. Letters and Packages; UPS Second Day Air A.M. Hundredweight; UPS Second Day Air Letters and Packages; UPS Second Day Air Hundredweight; UPS Three Day Select Commercial and Residential Packages; UPS Three Day Select Hundredweight; UPS Ground Commercial and Residential Packages; UPS Ground Hundredweight; UPS Export Express Letters, Documents, and Packages; UPS Export Expedited Documents and Packages; and UPS Standard to Canada Packages

**	In consideration of the above incentive matrix, a minimum net package charge equal to

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

will apply to all UPS Second Day Air Commercial packages.

**	In consideration of the above incentive matrix, a minimum net package charge equal to

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

will apply to all UPS Second Day Air Residential packages.

**	In consideration of the above incentive matrix, a minimum net package charge equal to

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

will apply to all UPS Three Day Select Commercial packages.

**	In consideration of the above incentive matrix, a minimum net package charge equal to

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

will apply to all UPS Three Day Select Residential packages.

**	In consideration of the above incentive matrix, a minimum net package charge equal to

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission]

will apply to all UPS Ground Commercial packages.

ADDENDUM TO

ENNIS BUSINESS FORMS, INC.

UPS GROUND, AIR AND SONICAIR INCENTIVE PROGRAM

CARRIER AGREEMENT

Ennis Business Forms, Inc. (Customer) and United Parcel Service, Inc., an Ohio Corporation, (UPS) hereby agree that the UPS Ground, Air, and Sonicair Incentive Program Carrier Agreement, effective March 10, 2003, is amended as follows:

The following is made part of the original agreement;

The term of this Agreement will continue for

CONFIDENTIAL TREATMENT

*****[Deleted pursuant to a request for Confidential Treatment to be filed separately with the Securities and Exchange Commission].

This Agreement shall be considered withdrawn if not signed by both parties on or before August 20, 2004.

(Customer) ENNIS BUSINESS FORMS, INC.		(Carrier) UNITED PARCEL SERVICE, INC.

By:	/s/ Harve Cathey	By:	/s/ Mike Boring
	(An Authorized Representative)		(An Authorized Representative)
Title:	VP and Sec.	Title:	National Accounts Manager
Address:	2441 Presidential Parkway	Address:	4240 International Parkway, Suite 180
	Midlothian, TX 76065		Carrollton, TX 75007
Date Signed:	7/23/04	Date Signed:	7/23/04
		Effective Date:	8/09/04